COMMON STOCK

NUMBER

FBU

THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA AND NEW YORK, NY



BIOCIRCUITS CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



COMMON STOCK

SHARES



SEE REVERSE FOR CERTAIN DEFINITIONS AND A STATEMENT AS TO THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS OF SHARES

CUSIP 09058W 30 9

THIS CERTIFIES THAT


IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $.001 PER SHARE, OF

                        BIOCIRCUITS CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ James Welch

                       VICE PRESIDENT,
CHIEF FINANCIAL OFFICER AND SECRETARY

[SEAL]


/s/ John Kaiser

PRESIDENT AND CEO

Countersigned and Registered
BANKBOSTON, N.A.
Transfer Agent and Registar
By
Authorized Signature

                           BIOCIRCUITS CORPORATION

     The Corporation is authorized to issue Common Stock and Preferred Stock. The Board of Directors of the Corporation has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any unissued shares of Preferred Stock.

     The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Any such request should be addressed to the Secretary of the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN  - as joint tenants with right
               of survivorship and not as tenants
               in common


     UNIF GIFT MIN ACT -           Custodian
                         ---------           --------
                          (Cust)              (Minor)

                         under Uniform Gifts to Minors

                         Act
                             --------------------
                                   (State)

     UNIF TRFMIN ACT -            Custodian (until age)
                         ---------                     --------
                          (Cust)

                                   under Uniform Transfers
                         ---------
                          (Minor)

                         to Minors Act
                                       ---------
                                        (State)

    Additional abbreviations may also be used though not in the above list.

For Value received,                      hereby sell, assign and transfer unto
                   ---------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
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(NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF TRANSFEREE SHOULD BE PRINTED
OR TYPEWRITTEN)


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                                                                    Shares
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of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint


                                                                  Attorney
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to transfer the said Shares on the books of the within-named Corporation, with full power of substitution in the premises.


Dated
     -------------------------------------


                                       -----------------------------------
                                                  SIGNATURE


                                       -----------------------------------
                                                  SIGNATURE


Signature Guaranteed:


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THE SIGNATURE SHOULD BE GUARANTEED BY A COMMERCIAL BANK OR A MEMBER BROKER OF
EITHER THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, MIDWEST STOCK EXCHANGE OR PACIFIC STOCK EXCHANGE.

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NOTICE: The signature to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.